EXHIBIT 99.1

WRITTEN STATEMENT
PURSUANT TO
18 U.S.C. SECTION 1350

     The undersigned, Greg H. Weaver, the Chairman of the Board and Chief Executive Officer of Pacific Sunwear of California, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, hereby certifies that:

(i)	the Quarterly Report of the Company, on Form 10-Q for the period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 30, 2003

/s/ Greg H. Weaver

Greg H. Weaver
Chairman of the Board and Chief Executive Officer
Pacific Sunwear of California, Inc.

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Pacific Sunwear of California, Inc. and will be retained by Pacific Sunwear of California, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

WRITTEN STATEMENT
PURSUANT TO
18 U.S.C. SECTION 1350

     The undersigned, Carl W. Womack, the Senior Vice President, Chief Financial Officer and Secretary of Pacific Sunwear of California, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, hereby certifies that:

(iii)	the Quarterly Report of the Company, on Form 10-Q for the period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(iv)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 30, 2003

/s/ Carl W. Womack

Carl W. Womack
Senior Vice President, Chief Financial Officer and Secretary
Pacific Sunwear of California, Inc.

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Pacific Sunwear of California, Inc. and will be retained by Pacific Sunwear of California, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.